UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2014

WIZARD WORLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 California Street

El Segundo, CA 90245

(Address of Principal Executive Offices)

(310) 648-8410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2014, the board of directors (the “Board”) of Wizard World, Inc. (the “Company”) approved by unanimous written consent the Third Amended and Restated 2011 Incentive Stock and Award Plan (the “Amended Plan”), which amends Section 4 of the Second Amended and Restated 2011 Incentive Stock and Award Plan (the “Plan”) to increase the number of authorized shares subject to the Plan from 7,500,000 to 15,000,000 shares of common stock.

The description of the Amended Plan set forth above is qualified in its entirety by reference to the full text of the Amended Plan filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

The disclosure provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 17, 2014, the Company held its 2014 annual meeting of stockholders (the “Annual Meeting”). A majority of the shares of common stock outstanding and entitled to vote at the Annual Meeting was present in person or by proxy thereby constituting a quorum.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth in the table below. With respect to the election of John Macaluso, John Maatta, Greg Suess, Kenneth Shamus, Vadim Mats and Paul Kessler as directors to each serve a one-year term on the Board and until each of their successors is elected and qualified, each nominee received the number of votes set forth opposite his name.

	Number of Votes
	Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
Election of John Maclauso	30,549,361	222,987	20,700	-
Election of John Maatta	30,569,211	223,137	0	-
Election of Greg Suess	30,569,211	223,137	700	-
Election of Kenneth Shamus	30,549,111	243,237	700	-
Election of Vadim Mats	30,774,468	17,880	0	-
Election of Paul Kessler	30,754,468	37,880	700	-
Ratification of Li and Company, PC, the Company’s independent registered public accountant, to audit the Company’s consolidated financial statements for 2014	36,423,840	184,409	219,296	3,849,788
Non-binding advisory vote on the Company’s Executive Compensation	30,122,258	272,533	398,257	-

	1 Year	2 Years	3 Years	Abstentions
Non-binding advisory vote to approve the frequency of advisory votes on executive compensation	30,152,041	10,100	270,619	52,750

On the basis of the above votes, (i) John Macaluso, John Maatta, Greg Suess, Kenneth Shamus, Vadim Mats and Paul Kessler were elected as members of the Board and (ii) the proposal to ratify the selection of Li and Company, PC, as the Company’s independent registered public accountant to audit its consolidated financial statements for 2014 was adopted. The stockholders also voted a sufficient number of non-binding advisory votes to approve (iii) the Company’s executive compensation and (iv) the one-year frequency for advisory votes on executive compensation.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description

10.1	Third Amended and Restated 2011 Incentive Stock and Award Plan*

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZARD WORLD, INC.

Date: September 29, 2014	By:	/s/ John Macaluso
John Macaluso
Chief Executive Officer